                             SUBORDINATION AGREEMENT

     THIS SUBORDINATION AGREEMENT, made and effective as of ____________, 1996, by and among ROYALE INVESTMENTS, INC., a Minnesota corporation ("Current Lessor") whose address is 3430 List Place, Minneapolis, Minnesota 55416-4547, WIGEST CORPORATION, an Indiana corporation ("Current Lessee") whose address is 6535 East 82nd Street, Suite 106, Indianapolis, Indiana 46250 and George W. McKay, Nancy K. McKay, William T. McKay II, George W. McKay, Jr., Stafford McKay, Jean K. Chandler and Susan K. Meyer ("Shareholders").

                              PRELIMINARY RECITALS

     WHEREAS, Super Valu Stores, Inc., a Delaware corporation, now known as SUPERVALU INC., as the initial lessor entered into a Building Lease with Goldmark, Inc., an Indiana corporation, as Lessee, which Lease was dated as of July 2, 1991 and which Lease was amended by First Amendment to Lease dated June 25, 1992, and Second Amendment of Lease dated ________________, 1996, which Lease together with the Amendments are hereinafter referred to as the "Lease". The Lease demises property commonly known as the Cub Store at the Intersection of Tenth Street and I-465, 5835 West 10th Street, Indianapolis, Indiana 46224, and

     WHEREAS, SUPERVALU INC. assigned its lessor's interest in the Lease to Current Lessor in 1992, and

     WHEREAS, Goldmark, Inc. assigned its lessee's interest in the Lease to Current Lessee in 1996, contemporaneously with the date hereof.

     NOW THEREFORE, in consideration of Current Lessor's consenting to the Assignment of Lessee's Interest in the Lease to Wigest Corporation as a successor to the Lessee's Interest therein Current Lessor agree as follows:

     1. SUBORDINATION OF LOANS TO LEASE PAYMENTS. Shareholders subordinate to the extent and in the manner provided in this Agreement any and all rights to receive payments on their Loans, whether principal, interest, fees, charges or otherwise ("Loan Payments") to the right of Current Lessor to receive required payments of rent and other obligations (as specified in the Lease) and shall not make demand upon or accept from Current Lessee nor deduct from, pay out of nor offset against any revenues or receipts arising from the operation of the business of Current Lessee. Provided that Lessee is not then in default with respect to any of the terms or conditions of the Lease, then:

     a) scheduled payments of interest may be made by the Current Lessee to the Shareholders with respect to their Loans and

     b) in the event insurance proceeds are received by the Current Lessee with respect to life insurance or term insurance owned by the Current Lessee relating to the life of any individual Shareholder, such insurance proceeds may be used by Current Lessee to reduce or retire any Loans to such Shareholder independent of and notwithstanding the terms of paragraph 1(c) hereof, and

     c) Current Lessee may reduce or retire all or any portion of the principal portion of such Loans to any Shareholder provided that, after such payment, the Current Lessee shall have a balance sheet equity of not less than $3,250,000 inclusive of the principal portion of such Shareholder Loans which is not being paid or reduced (all as determined otherwise according to generally accepted accounting principals) which shall include but not be limited to paid in capital, retained earnings, and the principal portion of the subordinated Shareholder Loans which remain outstanding and subject to continued subordination pursuant to this Agreement. By way of example, if Shareholder's current subordinated Loan principal is $1,200,000 and Current Lessee's equity exclusive of Shareholder Loans is $3,000,000, then $950,000 of principal of the Shareholder Loans may be paid.

Current Lessee further agrees not to make any other Loan Payments to the Shareholders without the express written consent of Current Lessor.

     2. ENFORCEMENT ACTIONS. For so long as the Lease remains in effect, the Shareholders shall not initiate any action to seek or enforce collection of any loan payments or fees, including (i) initiating a filing of a Petition for Relief under any bankruptcy or insolvency laws, and (ii) enforcing any security interest during any period in which the Lease is in default and/or rent is delinquent without the prior written consent of Current Lessor.

     3. NO WAIVERS. No renewal, modification or extension of the Lease or payment of the rent and no releases or surrender of any security therefore, nor the obligations of any endorsers, sureties or guarantees thereof, nor any delay or omission in exercising any right or power contained therein shall in any event impair or affect the subordinations contained herein and/or the rights and obligations of the parties hereunder. Current Lessor in its uncontrolled discretion, may waive or release any right or option under the Lease and may exercise or refrain from exercising any right thereunder. The Shareholders waive notice of the creation, existence, renewal, modification or extension of time and payment of the Lease, and any modifications or amendments thereof. The parties agree that Current Lessor at any time or from time to time, may enter such agreement or agreements with Current Lessee, as Current Lessor may deem appropriate, extending the time of payment of renewing or otherwise altering the terms of any or all of the obligations of Current Lessee to Current Lessor, without notice to the Shareholders and without in any way impairing or affecting Current Lessor's rights under this Subordination Agreement.

     4. SUCCESSORS AND ASSIGNS. This Subordination Agreement and each and every covenant, agreement and other provision hereof shall be binding upon each of the parties hereto and their successors and assigns and all holders of any note evidencing the Loans and shall inure to the benefit of each of the parties hereto and their successors and assigns. Notice of acceptance of this Subordination Agreement is hereby waived on behalf of all parties and their successors and assigns.

     5. GOVERNING LAW. This Agreement is made in and shall be construed in accordance with the laws of the State of Indiana. In the event it becomes necessary for either party to commence any action or cause of action based on this agreement or the breach thereof the party substantiating a breach by the other party shall be entitled to recover its attorney's fees and costs and any court shall so direct.

     6. MODIFICATIONS. This Agreement may be changed only by an instrument in writing executed by the parties hereto. No waiver, amendment or modification by custom, usage or by implication shall be effective unless in writing signed by the parties.

     7. NOTICES. Any notices and other communications permitted or required by the provisions of this Agreement (except for telephonic notices expressly permitted) shall be in writing and shall be deemed to have been properly given or served by depositing the same with the United States Postal Service, or any official successor thereto, designated as Registered or Certified Mail, Return Receipt Requested, bearing adequate postage, or delivery by reputable private carrier such as Federal Express, Airborne, DHL, or similar overnight delivery service, and addressed as hereinafter provided. Each such notice shall be effective upon being deposited as aforesaid. The time period within which a response to any such notice must be given, however, shall commence to run from the date of receipt of the notice by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice sent. By giving to the other party hereto at least ten (10) days' notice thereof, either party hereto shall have the right from time to time and at any time during the term of this Subordination Agreement to change its address and shall have the right to specify as its address any other address within the United States of America. Each notice shall be addressed to the address of the recipient as set forth in the preamble to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Subordination Agreement to be executed as of the date first above-written. This agreement may be executed in counterparts and where so executed shall constitute one agreement binding on all parties notwithstanding that they are not signatory to the same original or same counterpart.

                                        ROYALE INVESTMENTS, INC.,
                                        A MINNESOTA CORPORATION

                                        By:
                                           --------------------------------
                                        Its:
                                            ------------------------------

                                        Royale Investments, Inc.
                                        3430 List Place
                                        Minneapolis, MN 55416-4547
                                        Telephone: (612) 928-0883

                                        WIGEST CORPORATION,
                                        AN INDIANA CORPORATION

                                        By:
                                           ---------------------------
                                        Its:
                                            -------------------------

                                        Wigest Corporation
                                        6535 East 82nd Street
                                        Suite 106
                                        Indianapolis, IN 46250
                                        Telephone: (317) 577-3086

                                        SHAREHOLDERS:



                                        -------------------------
                                        George W. McKay

                                        George W. McKay

                                        -------------------------

                                        -------------------------

                                        -------------------------
                                        Telephone:



                                        -------------------------
                                        Nancy K. McKay

                                        Nancy K. McKay

                                        -------------------------

                                        -------------------------

                                        -------------------------
                                        Telephone:



                                        William T. McKay II

                                        William T. McKay II

                                        -------------------------

                                        -------------------------

                                        -------------------------
                                        Telephone:



                                        -------------------------
                                        George W. McKay, Jr.

                                        George W. McKay, Jr.

                                        -------------------------

                                        -------------------------

                                        -------------------------
                                        Telephone:

                                        -------------------------
                                        Stafford McKay

                                        Stafford McKay

                                        -------------------------

                                        -------------------------

                                        -------------------------
                                        Telephone:



                                        -------------------------
                                        Jean K. Chandler

                                        Jean K. Chandler

                                        -------------------------

                                        -------------------------

                                        -------------------------
                                        Telephone:



                                        -------------------------
                                        Susan K. Meyer

                                        Susan K. Meyer

                                        -------------------------

                                        -------------------------

                                        -------------------------
                                        Telephone:

                                    EXHIBIT A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     WIGEST                      WIGEST OWNERSHIP %       SUBORDINATED
     SHAREHOLDERS                AFTER STOCK              SHAREHOLDER NOTES
                                 EXCHANGE
--------------------------------------------------------------------------------
     McKay, Nancy K.              4.59%                   $   35,000
--------------------------------------------------------------------------------
     McKay, George W.             5.10%                   $  883,000
--------------------------------------------------------------------------------
     McKay ("Rusty") William     17.86%                   $   80,000
     T., II
--------------------------------------------------------------------------------
     McKay, George W. Jr.        17.43%                   $   80,000
--------------------------------------------------------------------------------
     McKay ("Tad") Stafford       17.43%                  $   80,000
--------------------------------------------------------------------------------
     Chandler, Jean K.            4.94%                   $   21,000
--------------------------------------------------------------------------------
     Meyer, Susan K.              4.94%                   $   21,000
--------------------------------------------------------------------------------
                                                          $1,200,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------